Exhibit 10 (2)
EXECUTION VERSION
LETTER AMENDMENT NO.3
TO
MASTER SHELF AGREEMENT
June 16, 2006
Prudential Investment Management, Inc.
The Prudential Insurance Company of America
Pruco Life Insurance Company
Security Life of Denver Insurance Company
American Skandia Life Assurance Corporation
Prudential Retirement Insurance and Annuity Company
Time Insurance Company (f/k/a Fortis Insurance Company)
American Memorial Life Insurance Company
Physicians Mutual Insurance Company
c/o Prudential Capital Group
2200 Ross Avenue, Suite 4200E
Dallas, Texas 75201
Ladies and Gentlemen:
     We refer to the Master Shelf Agreement dated as of July 31, 2003 and amended by Letter Amendment No. 1 to Master Shelf Agreement dated May 15, 2004 and Amendment No. 2 to Master Shelf Agreement dated September 28, 2005 (as amended, the “Agreement”) among Layne Christensen Company (the “Company”), Prudential Investment Management, Inc., The Prudential Insurance Company of America, Pruco Life Insurance Company, Security Life of Denver Insurance Company, American Skandia Life Assurance Corporation, Prudential Retirement Insurance and Annuity Company, Time Insurance Company (f/k/a Fortis Insurance Company), American Memorial Life Insurance Company and Physicians Mutual Insurance Company. Unless otherwise defined herein, the terms defined in the Agreement shall be used herein as therein defined.
     The Company desires to amend the Agreement as set forth below, and Prudential and the Purchasers are willing to agree to such amendments, upon and subject to the terms and conditions set forth herein.
     Therefore, for good and valuable consideration, it is hereby agreed by you and us as follows:
     1. Amendments to the Agreement. Subject to the accuracy of the representations and warranties set forth in paragraph 2 hereof and satisfaction of the conditions set forth in paragraph 3 hereof, the undersigned holders of the Notes hereby agree with the Company to amend, effective as of the date first above written, the Agreement as follows:
     (a) Paragraph 6. NEGATIVE COVENANTS. Paragraph 6 of the Agreement is amended by:
     (I) amending Paragraph 6A(4) in its entirety as follows:
“6A(4). Priority Debt. The Company will not permit Priority Debt to exceed (i) for all periods prior to September 1, 2008, the greater of (a) 10% of Tangible Net Worth as calculated as of any date, and (b) $12,000,000, and (ii) for all periods from and after September 1, 2008, 10% of Tangible Net Worth as calculated as of any date.”
     (II) in Paragraph 6B(1), (A) deleting “and” at the end of clause (x) thereof, (B) deleting the existing clause (xi), and (D) adding the following new clauses (xi) and (xii) thereto:
“(xi) surety bonds listed on Exhibit A attached to the Third Amendment; and
(xii) Liens other than those described in clauses (i) — (xi) above that secure Indebtedness (other than Indebtedness under the Bank Agreement); provided that after granting such Lien the Company is in compliance with paragraph 6(A).”
     (b) Paragraph 10B. Other Terms. Paragraph 10B of the Agreement is amended to:
     (I) add the following definition of “Third Amendment” in alphabetical order:
“Third Amendment shall mean that certain Letter Amendment No. 3 to Master Shelf Agreement dated as of June 16, 2006.”
     (II) amend the definition of “Indebtedness” by adding, at the end thereof, the following:
“For purposes of calculating the financial covenants pursuant to paragraph 6, the surety bonds listed on Exhibit A to the Third Amendment shall not be considered Indebtedness.”

2. Representations and Warranties. In order to induce Prudential and the Purchasers to enter into this Amendment, the Company hereby represents and warrants as follows:
     (a) No Defaults. No Default or Event of Default exists under the Agreement, the Notes as amended by the Note Amendments, the Subsidiary Guaranty Agreement or any other agreement or instrument executed in connection therewith and no default or event of default exists under the Bank Agreement, any agreement or instrument executed in connection therewith or any other material contract or agreement to which the Company or any of the Subsidiary Guarantors is a party, and, to the Company’s knowledge, no such default or event of default is imminent.
     (b) Representations and Warranties. The representations and warranties of the Company and the Subsidiary Guarantors set forth in the Agreement and the Subsidiary Guaranty Agreement are true and correct on and as of the date hereof, both before and after giving effect to the effectiveness of this Amendment (except to the extent such representations and warranties expressly are limited to an earlier date, in which such representations and warranties are true and correct on and as of such earlier date).
3. Effectiveness. The effectiveness of this Letter Amendment is contingent on Prudential and the Purchasers having received:
(i)	duly executed counterparts of this Letter Amendment from all parties hereto;

(ii)	satisfactory written evidence of the consent to the execution and delivery of this Letter Amendment by the Subsidiary Guarantors;

(iii)	satisfactory written evidence of the consent to the execution and delivery of this Letter Amendment by the Company’s senior lenders under the Bank Agreement;

(iv)	a Guarantor Supplement duly executed and delivered by Collector Wells International, Inc. and International Water Consultants, Inc.; and

(v)	all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to the amendments to the Agreement herein contained.
4. Miscellaneous.
     (a) Effect on Agreement. On and after the effective date of this Letter Amendment, each reference in the Agreement to “this Agreement”, “hereunder”, “hereof’, or words of like import referring to the Agreement, and each reference in the Notes to “the Agreement”, “thereunder”, “thereof’, or words of like import referring to the Agreement, shall mean the Agreement as amended by this Letter Amendment. The Agreement, as amended by this Letter Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Letter Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy under the Agreement nor constitute a waiver of any provision of the Agreement.
     (b) Counterparts. This Letter Amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same letter amendment.
     If you agree to the terms and provisions hereof, please evidence your agreement by executing and returning at least a counterpart of this Letter Amendment to Layne Christensen Company, 1900 Shawnee Mission Parkway, Mission Woods, Kansas 66205, Attention: Vice President — Finance and Treasurer. This Letter Amendment shall become effective as of the date first above written when and if counterparts of this Letter Amendment shall have been executed by us and you and the consent attached hereto shall have been executed by each of the Subsidiary Guarantors.
(Remainder of Page Intentionally Left Blank; Signature Pages Follow)

Very truly yours, LAYNE CHRISTENSEN COMPANY
By:	/s/ Jerry W. Fanska
	Name:	Jerry W. Fanska
	Title:	Senior Vice President

Agreed as of the date first above written:

PRUDENTIAL INVESTMENT MANAGEMENT, INC.

By:	/s/ BL /s/ WHB
Vice President

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:	/s/ BL /s/ WHB
Vice President

PRUCO LIFE INSURANCE COMPANY

By:	/s/ BL /s/ WHB
Vice President

SECURITY LIFE OF DENVER INSURANCE COMPANY

By:	Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc.
(as its General Partner)

By:	/s/ BL /s/ WHB
Vice President
Signature Page to Letter Amendment No. 3 to Master Shelf Agreement

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION

By:	Prudential Investment Management, Inc.,
as investment manager

	By:	/s/ BL /s/ WHB
Vice President

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

By:	Prudential Investment Management, Inc.,
as investment manager

	By:	/s/ BL /s/ WHB
Vice President

TIME INSURANCE COMPANY
(F/K/A FORTIS INSURANCE COMPANY)

By:	Prudential Private Placement Investors,
LP. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc.
(as its General Partner)

	By:	/s/ BL /s/ WHB
Vice President

AMERICAN MEMORIAL LIFE INSURANCE COMPANY)

By:	Prudential Private Placement Investors,
LP. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc.
(as its General Partner)

	By:	/s/ BL /s/ WHB
Vice President
Signature Page to Letter Amendment No. 3 to Master Shelf Agreement

PHYSICIANS MUTUAL INSURANCE COMPANY
By:	Prudential Private Placement Investors,
LP. (as Investment Advisor)

By:	Prudential Private Placement Investors, Inc.
(as its General Partner)

	By:	/s/ BL /s/ WHB
Vice President
Signature Page to Letter Amendment No. 3 to Master Shelf Agreement

CONSENT
          The undersigned, as Guarantors under the Subsidiary Guaranty Agreement dated as of July 31, 2003 (the “Guaranty”) in favor of the holders from time to time of the Notes issued pursuant to the Agreement referred to in the foregoing Letter Amendment, hereby consent to said Letter Amendment and hereby confirm and agree that the Guaranty is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects except that, upon the effectiveness of, and on and after the date of, said Letter Amendment, all references in the Guaranty to the Agreement, “thereunder”, “thereof’, or words of like import referring to the Agreement shall mean the Agreement as amended by said Letter Amendment.

BOYLES BROS. DRILLING COMPANY, a Utah corporation
By:	/s/ Jerry W. Fanska
	Name:	Jerry W. Fanska
	Title:	Vice President

CHRISTENSEN BOYLES CORPORATION, a Delaware corporation
By:	/s/ Jerry W. Fanska
	Name:	Jerry W. Fanska
	Title:	Vice President

INTERNATIONAL DIRECTIONAL SERVICES, LLC, a Delaware limited liability company
By:	/s/ Jerry W. Fanska
	Name:	Jerry W. Fanska
	Title:	Vice President

LAYNE TEXAS, INCORPORATED, a Delaware corporation
By:	/s/ Jerry W. Fanska
	Name:	Jerry W. Fanska
	Title:	Vice President

MID-CONTINENT DRILLING COMPANY, a Delaware corporation
By:	/s/ Jerry W. Fanska
	Name:	Jerry W. Fanska
	Title:	Vice President

SHAWNEE OIL & GAS, L.L.C., a Delaware limited liability company
By:	/s/ Jerry W. Fanska
	Name:	Jerry W. Fanska
	Title:	Vice President

STAMM-SCHEELE INCORPORATED, a Louisiana corporation
By:	/s/ Jerry W. Fanska
	Name:	Jerry W. Fanska
	Title:	Vice President

TOLEDO OIL L& GAS SERVICES, INC., a Louisiana corporation
By:	/s/ Jerry W. Fanska
	Name:	Jerry W. Fanska
	Title:	Vice President

VIBRATION TECHNOLOGY, INC., a Delaware corporation
By:	/s/ Jerry W. Fanska
	Name:	Jerry W. Fanska
	Title:	Vice President

LAYNE DRILLING PTY LTD, an Australian company
By:	/s/ Jerry W. Fanska
	Name:	Jerry W. Fanska
	Title:	Director

LAYNE CHRISTENSEN AUSTRALIA PTY LTD, an Australian company
By:	/s/ Jerry W. Fanska
	Name:	Jerry W. Fanska
	Title:	Director

STANLEY MINING SERVICES PTY LTD, an Australian company
By:	/s/ Jerry W. Fanska
	Name:	Jerry W. Fanska
	Title:	Director

SMS HOLDINGS PTY LTD, an Australian company
By:	/s/ Jerry W. Fanska
	Name:	Jerry W. Fanska
	Title:	Director

WEST AFRICAN HOLDINGS PTY LTD, an Australian company
By:	/s/ Jerry W. Fanska
	Name:	Jerry W. Fanska
	Title:	Director

WEST AFRICAN DRILLING SERVICES PTY LTD, an Australian company
By:	/s/ Jerry W. Fanska
	Name:	Jerry W. Fanska
	Title:	Director

WEST AFRICAN DRILLING SERVICES PTY (NO. 2) LTD, an Australian company
By:	/s/ Jerry W. Fanska
	Name:	Jerry W. Fanska
	Title:	Director

LAYNE ENERGY, INC., a Delaware corporation
By:	/s/ Jerry W. Fanska
	Name:	Jerry W. Fanska
	Title:	Vice President

LAYNE ENERGY CHERRYVALE, LLC, a Delaware limited liability company
By:	/s/ Jerry W. Fanska
	Name:	Jerry W. Fanska
	Title:	Vice President

LAYNE ENERGY CHERRYVALE PIPELINE, LLC, a Delaware limited liability company
By:	/s/ Jerry W. Fanska
	Name:	Jerry W. Fanska
	Title:	Vice President

LAYNE ENERGY DAWSON, LLC, a Delaware limited liability company
By:	/s/ Jerry W. Fanska
	Name:	Jerry W. Fanska
	Title:	Vice President

LAYNE ENERGY DAWSON PIPELINE, LLC, a Delaware limited liability company
By:	/s/ Jerry W. Fanska
	Name:	Jerry W. Fanska
	Title:	Vice President

LAYNE ENERGY ILLINOIS, LLC, a Delaware limited liability company
By:	/s/ Jerry W. Fanska
	Name:	Jerry W. Fanska
	Title:	Vice President

LAYNE ENERGY ILLINOIS PIPELINE, LLC, a Delaware limited liability company
By:	/s/ Jerry W. Fanska
	Name:	Jerry W. Fanska
	Title:	Vice President

LAYNE ENERGY MARKETING, LLC, a Delaware limited liability company
By:	/s/ Jerry W. Fanska
	Name:	Jerry W. Fanska
	Title:	Vice President

LAYNE ENERGY OPERATING, LLC, a Delaware limited liability company
By:	/s/ Jerry W. Fanska
	Name:	Jerry W. Fanska
	Title:	Vice President

LAYNE ENERGY OSAGE, LLC, a Delaware limited liability company
By:	/s/ Jerry W. Fanska
	Name:	Jerry W. Fanska
	Title:	Vice President

LAYNE ENERGY PIPELINE, LLC, a Delaware limited liability company
By:	/s/ Jerry W. Fanska
	Name:	Jerry W. Fanska
	Title:	Vice President

LAYNE ENERGY PRODUCTION, LLC, a Delaware limited liability company
By:	/s/ Jerry W. Fanska
	Name:	Jerry W. Fanska
	Title:	Vice President

LAYNE ENERGY RESOURCES, INC., a Delaware corporation
By:	/s/ Jerry W. Fanska
	Name:	Jerry W. Fanska
	Title:	Vice President

LAYNE ENERGY SYCAMORE, LLC, a Delaware limited liability company
By:	/s/ Jerry W. Fanska
	Name:	Jerry W. Fanska
	Title:	Vice President

LAYNE ENERGY SYCAMORE PIPELINE, LLC, a Delaware limited liability company
By:	/s/ Jerry W. Fanska
	Name:	Jerry W. Fanska
	Title:	Vice President

LAYNE WATER DEVELOPMENT AND STORAGE, LLC, a Delaware limited liability company
By:	/s/ Jerry W. Fanska
	Name:	Jerry W. Fanska
	Title:	Vice President

CHERRYVALE PIPELINE, LLC, a Kansas limited liability company
By:	/s/ Jerry W. Fanska
	Name:	Jerry W. Fanska
	Title:	Vice President